Confidential | for discussion purposes only GOLUB CAPITAL BDC 4, INC. EARNINGS PRESENTATION QUARTER ENDED SEPTEMBER 30, 2022

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward- looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies including our and their ability to achieve our and their respective objectives as a result of an inflationary economic environment; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the availability of equity and debt capital and our use of borrowed funds to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of an inflationary economic environment and/or the coronavirus (“COVID-19”) pandemic; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock market; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

3 Summary of Quarterly Results – GBDC 4 generated an annualized net investment income return on equity1 of 7.7% and an annualized net income return on equity1 of 4.0% during the quarter ended September 30, 2022. – For the quarter ended September 30, 2022, we made new investment commitments of $72.9 million in 20 portfolio companies. The fair value of investments as of September 30, 2022 was $112.5 million. The investment income yield2 for the three months ended September 30, 2022 was 8.9%, an increase from 7.9% for the three months ended June 30, 2022 . – As of September 30, 2022, we had total investor capital subscriptions of $527.3 million and contributed capital of $69.2 million (13.1% called capital ratio). In addition, after quarter end, we issued one capital call for proceeds of $17.3 million. Quarter Ended June 30, 2022 September 30, 2022 Select Financial Data New investment commitments $69,138,900 $72,863,044 Fair value of investments $52,404,020 $112,535,125 Net income (loss) $179,197 $543,327 Net investment income $184,149 $1,046,219 Earnings (loss) per weighted average share3 $0.15 $0.15 Net investment income per weighted average share3 $0.16 $0.29 Annualized return on equity – net income1 4.0% 4.0% Annualized return on equity – net investment income1 4.1% 7.7% Asset Mix of New Originations Senior Secured 0%* 2% One Stop 97% 97% Junior Debt4 0% 0% Equity 3% 1% * Represents an amount less than 1% 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 2. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest, fee income and amortization of capitalized fees and discounts, divided by the (b) daily average of total earning investments at fair value. 3. Per share data is calculated based on the daily weighted average shares outstanding during the period presented. 4. Junior debt consists of second lien and subordinated debt.

4 Quarterly Statements of Financial Condition As of June 30, 2022 September 30, 2022 (unaudited) (audited) Assets Investments, at fair value $52,404,020 $112,535,125 Cash and foreign currencies 59,192,657 21,746,114 Other assets 276,232 748,129 Total Assets $111,872,909 $135,029,368 Liabilities and Net Assets Debt $57,222,761 $64,882,849 Deferred debt issuance costs — (523,253) Interest payable 9,683 484,671 Distribution payable 179,197 127,652 Management and incentive fee payable — 106,257 Other liabilities 1,046,498 525,118 Total Liabilities 58,458,139 65,603,294 Total Net Assets 53,414,770 69,426,074 Total Liabilities and Net Assets $111,872,909 $135,029,368 Net Asset Value per Share $15.00 $15.00 Leverage Ratio 1.07x 0.94x Asset coverage 193.3% 206.3% Common shares outstanding 3,560,985 4,628,405

5 Quarterly Operating Results Quarter Ended June 30, 2022 September 30, 2022 (unaudited) (unaudited) Investment Income Interest income $193,444 $1,965,291 Fee income 388 9,530 Total Investment Income $193,832 $1,974,821 Expenses Interest and other debt financing expenses $9,683 $528,249 Base management fee, net of waiver1 — 106,257 Incentive fee, net of waiver — — Incentive fee – capital gains — — Other operating expenses 125,930 294,096 Other operating expenses reimbursement waiver2 (125,930) — Total Expenses 9,683 928,602 Net Investment Income $184,149 $1,046,219 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on foreign currency transactions $0 ($69,392) Net unrealized appreciation (depreciation) on investments and foreign currency transactions (4,952) (433,500) Net gain (loss) on investments and foreign currency transactions (4,952) (502,892) Net increase/(decrease) in net assets resulting from operations $179,197 $543,327 Per Share Data3 Earnings/(loss) per weighted average share $0.15 $0.15 Net investment income per weighted average share $0.16 $0.29 Distributions declared per share4 $0.10 $0.16 Weighted average common shares outstanding 1,188,013 3,621,035 1. For the quarter ended June 30, 2022, the base management fee incurred by the Company was $42,012 and the base management fee irrevocably waived by GC Advisors totaled $42,012, which included a one-time waiver of $15,277 of the base management fee in order to waive 100% of the base management fee calculated under the investment advisory agreement. 2. For the quarter ended June 30, 2022, GC Advisors and Golub Capital LLC waived reimbursement of $125,930 for any operating expenses and costs subject to reimbursement by the Company. 3. Except as otherwise noted, per share data is calculated based on the daily weighted average shares outstanding during the period presented. 4. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

6 Common Stock and Distribution Information Distributions Paid Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 6, 2022 May 6, 2022 April 2022 790,311.130 July 8, 2022 $0.0016 $1,279 May 6, 2022 May 20, 2022 May 2022 790,311.130 July 8, 2022 0.0267 21,078 May 6, 2022 June 24, 2022 June 2022 2,109,679.461 September 15, 2022 0.0743 156,840 Total for Quarter Ended June 30, 2022 $0.1026 $179,197 May 6, 2022 July 19, 2022 July 2022 3,561,658.364 September 15, 2022 $0.1167 $415,675 August 5, 2022 August 30, 2022 August 2022 3,561,658.364 November 23, 2022 0.0104 37,086 August 5, 2022 September 20, 2022 September 2022 3,573,803.940 November 23, 2022 0.0253 90,566 Total for Quarter Ended September 30, 2022 $0.1524 $543,327 Distributions Declared Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount August 5, 2022 October 18, 2022 October 20221 4,628,404.940 December 29, 2022 TBD TBD November 18, 2022 November 21, 2022 November 20222 5,778,705.940 December 29, 2022 TBD TBD November 18, 2022 December 15, 2022 December 20223 TBD March 1, 2023 TBD TBD November 18, 2022 January 17, 2023 January 20234 TBD March 22, 2023 TBD TBD 1. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2022 through October 31, 2022 and the payment of this distribution is $15.00 per share. 2. On November 18, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of November 30, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period November 1, 2022 through November 30, 2022 and the payment of this distribution is $15.00 per share. 3. On November 18, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of December 31, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period December 1, 2022 through December 31, 2022 and the payment of this distribution is $15.00 per share. 4. On November 18, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of January 31, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period January 1, 2023 through January 31, 2023 and the payment of this distribution is $15.00 per share.